EXHIBIT 99.1

DIGITALFX TO CONCLUDE $4.75 MILLION PRIVATE PLACEMENT

LAS VEGAS, NV - December 22, 2006 - DIGITALFX INTERNATIONAL, INC. ("DigitalFX" or the "Company") (OTC BB: DFXN), a digital communications and social networking company, announced today that it signed a definitive agreement with respect to the private placement of common stock to an institutional investor for gross proceeds of $4.75 million.

Prior to the offering, DigitalFX will have 22,280,563 basic shares of common stock issued and outstanding and a total of 24,515,520 shares of common stock issued and outstanding on a fully diluted basis. Through the private placement, DigitalFX will issue a total of 1,000,000 shares of DigitalFX common stock at a per share issuance price of $4.75. On a fully diluted basis, DigitalFX will have 25,515,520 shares of common stock outstanding. The investment documents require DigitalFX to register for resale the shares purchased by the investor.

DigitalFX expects to complete the private placement on or before December 29, 2006. The net proceeds of the offering will be used for strategic initiatives and general working capital purposes.

The shares to be sold will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), but will be sold in reliance upon exemptions from the registration requirements of the Securities Act pursuant to Regulation D promulgated under the Securities Act. Unless the shares are registered, they may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, and shall not constitute an offer, solicitation or sale of any security.

ABOUT DIGITALFX INTERNATIONAL, INC.
DIGITALFX is a digital communications and social networking company. The Company develops and markets proprietary web-based social networking software applications, including video email, video instant messaging and live webcasting. DIGITALFX bundles its proprietary applications with other open source applications and sells them as an integrated suite through an Internet-based subscription model. The Company's Web 2.0 communication tools enable users to create, transcode, share, manage and store all forms of digital media content (i.e., photos, videos, music, documents). These innovative social networking applications are scalable, customizable and highly extendible.

Currently, the primary source of subscribers for these applications is the Company's social networking website, www.helloworld.com. DIGITALFX intends to aggressively expand its subscription base by offering its suite of communications tools to affinity groups, enterprises and other social networks, using its unique multi-tiered marketing program. By providing subscribers with its rich and expanding suite of collaborative applications, DIGITALFX is facilitating the rapidly accelerating trends in streaming media, social


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networking,  on-demand  collaboration and self-generated media publishing.  With its dynamic marketing strategy and the ease of use of its products, the Company intends to simplify the digital lives of millions of subscribers.

FORWARD-LOOKING STATEMENTS

     THE INFORMATION CONTAINED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS. THESE STATEMENTS RELATE TO FUTURE EVENTS OR TO OUR FUTURE FINANCIAL PERFORMANCE, AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE OUR ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE, OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. AN EXAMPLE OF A FORWARD-LOOKING STATEMENT INCLUDES ANTICIPATED COMPLETION OF THE BETA TESTING OF COMPANY'S NEW 5.0 PRODUCT. YOU SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS SINCE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND OUR CONTROL AND WHICH COULD, AND LIKELY WILL, MATERIALLY AFFECT ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS. ANY FORWARD-LOOKING STATEMENT REFLECTS OUR CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND IS SUBJECT TO THESE AND OTHER RISKS, UNCERTAINTIES AND ASSUMPTIONS RELATING TO OUR OPERATIONS, RESULTS OF OPERATIONS, GROWTH STRATEGY AND LIQUIDITY. WE ASSUME NO OBLIGATION TO PUBLICLY UPDATE OR REVISE THESE FORWARD-LOOKING STATEMENTS FOR ANY REASON, OR TO UPDATE THE REASONS ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS, EVEN IF NEW INFORMATION BECOMES AVAILABLE IN THE FUTURE. THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE SECURITIES LITIGATION REFORM ACT OF 1995 PROTECTS COMPANIES FROM LIABILITY FOR THEIR FORWARD LOOKING STATEMENTS IF THEY COMPLY WITH THE REQUIREMENTS OF THE ACT.


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CONTACT:

     After Market Support, LLC
     Justin Davis
     Phone: (866) 441-DFXN (3396)
     jd@aftermarketsupport.com